Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, May 9, 2025 Christopher R. Byrnes (315) 743-8376 chris_byrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES FIRST QUARTER 2025 RESULTS

•Annual Recurring Revenue (ARR)(1) grew to $282.1 million - total growth of 52% inclusive of organic growth of 18% from $185.7 million reported in Q1 '24

•Quarterly subscription service revenues increased 78% year-over-year, inclusive of organic growth of 20% from Q1 '24

New Hartford, NY - May 9, 2025 -- PAR Technology Corporation (NYSE: PAR) (“PAR Technology” or the “Company”) today announced its financial results for the first quarter ended March 31, 2025.

“PAR delivered another strong quarter, driven by our Better Together software thesis coming to fruition, and the resilient enterprise food-service industry,” commented Savneet Singh, PAR Technology’s CEO. “Our Operator and Engagement solutions each contributed to these solid results, evidenced by new customer wins and go-lives, resulting in a 20%+ year-over-year organic growth (78% total growth) in subscription service revenues, and an 18% increase in ARR from Q1 last year. Additionally, we continued to see accelerated adoption of multi-product deals, helping drive strong year-over-year gross margin expansion and our third consecutive quarter of positive Adjusted EBITDA.”

Q1 2025 Financial Highlights(2)
(in millions, except % and per share amounts)	GAAP			Non-GAAP(1)
	Q1 2025	Q1 2024	vs. Q1 2024	Q1 2025	Q1 2024	vs. Q1 2024
Revenue	$103.9	$70.1	better 48.2%
Net Loss from Continuing Operations/Adjusted EBITDA	$(24.5)	$(20.4)	worse $4.2 million	$4.5	$(10.2)	better $14.7 million
Diluted Net Loss Per Share from Continuing Operations	$(0.61)	$(0.69)	better $0.08	$(0.01)	$(0.47)	better $0.46
Subscription Service Gross Margin Percentage	57.8%	51.6%	better 620 bps	69.1%	65.7%	better 340 bps

(1) See “Key Performance Indicators and Non-GAAP Financial Measures” for reconciliations and descriptions of non-GAAP financial measures to corresponding GAAP financial measures. Amounts presented in the reconciliations and other tables presented herein may not sum due to rounding.
(2) Results exclude historical results from our Government segment which are reported as discontinued operations.

The Company's key performance indicators ARR and Active Sites(1) are presented as two subscription service product lines:

•Engagement Cloud consisting of Punchh, PAR Retail (including GoSkip), PAR Ordering, and Plexure product offerings.
•Operator Cloud consisting of PAR POS, PAR Pay, PAR OPS (Data Central and Delaget), and TASK product offerings.

Highlights of Engagement Cloud - First Quarter 2025(1):
•ARR at end of Q1 '25 totaled $164.9 million
•Active Sites as of March 31, 2025 totaled 120.6 thousand

Highlights of Operator Cloud - First Quarter 2025(1):
•ARR at end of Q1 '25 totaled $117.2 million
•Active Sites as of March 31, 2025 totaled 59.0 thousand

(1) See “Key Performance Indicators and Non-GAAP Financial Measures” below.

Earnings Conference Call.

There will be a conference call at 9:00 a.m. (Eastern) on May 9, 2025, during which management will discuss the Company's financial results for the first quarter ended March 31, 2025. The conference call will be webcast live. To access the webcast, please visit the Investor Relations section of the Company's website at www.partech.com/investor-relations/. A recording of the webcast will be available on this site after the event.

About PAR Technology Corporation.

For over four decades, PAR Technology Corporation (NYSE: PAR) has been at the forefront of technology innovation in foodservice, helping businesses create exceptional guest experiences and connections. PAR’s comprehensive suite of software and hardware solutions, including point-of-sale, digital ordering, loyalty, back-office management, and payments, serves a diverse range of hospitality and retail clients across more than 110 countries. With its “Better Together” ethos, PAR continues to deliver unified solutions that drive customer engagement, efficiency, and growth, all to make it easier for PAR’s customers to manage their operations. To learn more, visit partech.com or connect with us on LinkedIn, X (formerly Twitter), Facebook, and Instagram. The PAR Technology 2025 Sustainability Report can be found at: https://partech.com/sustainability-at-par/.

Key Performance Indicators and Non-GAAP Financial Measures.

We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this press release because we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors.

Where non-GAAP financial measures are included in this press release, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in this press release under “Non-GAAP Financial Measures”.

Unless otherwise indicated, financial and operating data included in this press release is as of March 31, 2025.

As used in this press release,

“Annual Recurring Revenue” or “ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented. For acquisitions made during each period, the constant currency rate applied is the exchange rate at the date of each acquisition's closure.

“Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period.

Trademarks.

“PAR®,” “PAR POS®”, “Punchh®,” “PAR OrderingTM”, "PAR OPSTM," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, “PAR® Payment Services”, and other trademarks identifying our products and services appearing in this press release belong to us.

Forward-Looking Statements.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to the plans, strategies and objectives of management relating to our growth, results of operations, and financial performance, including customer retention, service and product offerings, the development, demand, market share, and competitive performance of our products and services; revenues, gross margins, expenses, cash flows, and other financial measures and key performance indicators, including ARR, Active Sites, subscription service gross margins, net loss, and net loss per share; the availability and terms of product and component supplies for our hardware products; expanding our addressable markets and cross-selling efforts; anticipated benefits of acquisitions, divestitures, and capital markets transactions; and macroeconomic trends, geopolitical events, tariffs, and trade disputes and the expected impact of those trends and events on our business, results of operations, and financial performance. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements.

Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including our effective us of artificial intelligence (AI) in product development and integration of AI tools into our product and service offerings; our ability to add and retain Active Sites and integration partners; our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; our ability to successfully expand our business or products into new markets or industries; geopolitical events, such the Russia-Ukraine war, tensions with China and between China and Taiwan, hostilities in the Middle East, including the Israel conflict(s), and uncertainty relating to new or increased tariffs or other trade restrictions implemented by the U.S. or retaliatory trade measures or tariffs implemented by other countries and our ability to retain and manage suppliers, secure alternative suppliers, and manage inventory levels and costs, navigate manufacturing disruptions or logistics challenges, shipping delays, and shipping costs; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

Assets	March 31, 2025	December 31, 2024
Current assets:
Cash and cash equivalents	$91,652	$108,117
Cash held on behalf of customers	18,059	13,428
Short-term investments	531	524
Accounts receivable – net	70,008	59,726
Inventories	23,217	21,861
Other current assets	16,430	14,390
Total current assets	219,897	218,046
Property, plant and equipment – net	13,872	14,107
Goodwill	890,493	887,459
Intangible assets – net	234,057	237,333
Lease right-of-use assets	7,719	8,221
Other assets	15,511	15,561
Total Assets	$1,381,549	$1,380,727
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$32,222	$34,784
Accrued salaries and benefits	12,101	22,487
Accrued expenses	11,490	13,938
Customers payable	18,059	13,428
Lease liabilities – current portion	2,222	2,256
Customer deposits and deferred service revenue	31,410	24,944
Total current liabilities	107,504	111,837
Lease liabilities – net of current portion	5,608	6,053
Deferred service revenue – noncurrent	1,454	1,529
Long-term debt	392,270	368,355
Other long-term liabilities	22,718	21,243
Total liabilities	529,554	509,017
Shareholders’ equity:
Preferred stock, $0.02 par value, 1,000,000 shares authorized, none outstanding	—	—
Common stock, $0.02 par value, 116,000,000 shares authorized, 42,067,183 and 40,187,671 shares issued, 40,494,785 and 38,717,366 outstanding at March 31, 2025 and December 31, 2024, respectively	833	798
Additional paid in capital	1,201,016	1,085,473
Equity consideration payable	—	108,182
Accumulated deficit	(304,293)	(279,943)
Accumulated other comprehensive loss	(16,697)	(20,951)
Treasury stock, at cost, 1,572,398 and 1,470,305 shares at March 31, 2025 and December 31, 2024, respectively	(28,864)	(21,849)
Total shareholders’ equity	851,995	871,710
Total Liabilities and Shareholders’ Equity	$1,381,549	$1,380,727

See notes to unaudited interim condensed consolidated financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”).

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,

	2025	2024
Revenues, net:
Subscription service	$68,410	$38,379
Hardware	21,843	18,226
Professional service	13,606	13,468
Total revenues, net	103,859	70,073
Cost of sales:
Subscription service	28,900	18,594
Hardware	16,468	14,170
Professional service	10,149	11,251
Total cost of sales	55,517	44,015
Gross margin	48,342	26,058
Operating expenses:
Sales and marketing	11,782	10,926
General and administrative	29,284	25,175
Research and development	19,767	15,768
Amortization of identifiable intangible assets	3,259	932
Total operating expenses	64,092	52,801
Operating loss	(15,750)	(26,743)
Other (expense) income, net	(91)	300
Interest expense, net	(1,634)	(1,708)
Loss on extinguishment of debt	(5,791)	—
Loss from continuing operations before income taxes	(23,266)	(28,151)
(Provision for) benefit from income taxes	(1,281)	7,785
Net loss from continuing operations	(24,547)	(20,366)
Net income from discontinued operations	197	2,078
Net loss	$(24,350)	$(18,288)

Net income (loss) per share (basic and diluted):
Continuing operations	$(0.61)	$(0.69)
Discontinued operations	0.01	0.07
Total	$(0.60)	$(0.62)

Weighted average shares outstanding (basic and diluted)	40,174	29,516
See notes to unaudited interim condensed consolidated financial statements included in the Quarterly Report.

PAR TECHNOLOGY CORPORATION
SUPPLEMENTAL INFORMATION
(unaudited)

Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with GAAP, this press release contains references to the non-GAAP financial measures below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance, enable comparison of financial trends and results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business and measuring our performance. The income tax effect of the below adjustments, with the exception of non-recurring income taxes, were not tax-effected due to the valuation allowance on all of our net deferred tax assets.

Our non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Additionally, these measures may not be comparable to similarly titled measures disclosed by other companies.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Non-GAAP subscription service gross margin percentage	Represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance.	We believe that non-GAAP subscription service gross margin percentage and adjusted EBITDA provide useful perspectives with respect to the Company's core operating performance and ongoing cash earnings by adjusting for certain non-cash and non-recurring charges that may not be indicative of our financial performance.
Adjusted EBITDA
Represents net loss before income taxes, interest expense, and depreciation and amortization adjusted to exclude certain non-cash and non-recurring charges that may not be indicative of our financial performance.

Non-GAAP diluted net loss per share	Represents net loss per share excluding amortization of acquired intangible assets and certain non-cash and non-recurring charges that may not be indicative of our financial performance.
We believe that adjusting our diluted net loss per share to remove non-cash and non-recurring charges provides a useful perspective with respect to the Company's operating performance as well as comparisons to past and competitor operating results.

Stock-based compensation	Consists of non-cash charges related to our employee equity incentive plans.	We exclude stock-based compensation because management does not view these non-cash charges as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.
Transaction costs	Adjustment reflects non-recurring professional fees incurred in transaction due diligence and integration, including costs incurred in the acquisitions of Stuzo Blocker, Inc., Stuzo Holdings, LLC and their subsidiaries (the "Stuzo Acquisition"), TASK Group Holdings Limited, and Delaget, LLC.	We exclude professional fees incurred in corporate development because management does not view these non-recurring charges, which are inconsistent in size and are significantly impacted by the timing and valuation of our transactions, as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Severance	Adjustment reflects severance tied to non-recurring restructuring events included in cost of sales, sales and marketing expense, general and administrative expense, and research and development expense.	We exclude these non-recurring adjustments because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.
Loss on extinguishment of debt	Adjustment reflects loss on extinguishment of debt related to the early repayment of the former credit facility with Blue Owl Capital Corporation.
Discontinued operations	Adjustment reflects income from discontinued operations related to the disposition of our Government segment.
Other expense (income), net	Adjustment reflects foreign currency transaction gains and losses and other non-recurring income and expenses recorded in other expense (income), net in the accompanying statements of operations.
Non-recurring income taxes	Adjustment reflects a partial release of our deferred tax asset valuation allowance resulting from the Stuzo Acquisition.	We exclude these non-cash and non-recurring adjustments for purposes of calculating non-GAAP diluted net loss per share because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.
Non-cash interest	Adjustment reflects non-cash amortization of issuance costs and discount related to the Company's long-term debt.
Acquired intangible assets amortization	Adjustment reflects amortization expense of acquired developed technology included within cost of sales and amortization expense of acquired intangible assets.

The tables below provide reconciliations between net loss and adjusted EBITDA, diluted net loss per share and non-GAAP diluted net loss per share, and subscription service gross margin percentage and non-GAAP subscription service gross margin percentage.

(in thousands)	Three Months Ended March 31,
Reconciliation of Net Loss to Adjusted EBITDA	2025	2024
Net loss	$(24,350)	$(18,288)
Discontinued operations	(197)	(2,078)
Net loss from continuing operations	(24,547)	(20,366)
Provision for (benefit from) income taxes	1,281	(7,785)
Interest expense, net	1,634	1,708
Depreciation and amortization	11,882	7,293
Stock-based compensation	7,181	4,410
Transaction costs	1,155	3,405
Severance	72	1,434
Loss on extinguishment of debt	5,791	—
Other expense (income), net	91	(300)
Adjusted EBITDA	$4,540	$(10,201)

(in thousands, except per share amounts)	Three Months Ended March 31,
Reconciliation between GAAP and Non-GAAP Diluted Net Loss per share	2025	2024
Diluted net loss per share	$(0.60)	$(0.62)
Discontinued operations	(0.01)	(0.07)
Diluted net loss per share from continuing operations	(0.61)	(0.69)
Non-recurring income taxes	—	(0.27)
Non-cash interest	0.01	0.02
Acquired intangible assets amortization	0.23	0.18
Stock-based compensation	0.18	0.15
Transaction costs	0.03	0.12
Severance	—	0.05
Loss on extinguishment of debt	0.14	—
Other expense (income), net	—	(0.01)
Non-GAAP diluted net loss per share	$(0.01)	$(0.47)

Diluted weighted average shares outstanding	40,174	29,516

	Three Months Ended March 31,
Reconciliation between GAAP and Non-GAAP Subscription Service Gross Margin Percentage	2025	2024
Subscription Service Gross Margin Percentage	57.8%	51.6%
Depreciation and amortization	11.1%	13.9%
Stock-based compensation	0.2%	0.1%
Severance	—%	0.1%
Non-GAAP Subscription Service Gross Margin Percentage	69.1%	65.7%